Exhibit 99.1

Energy XXI Reports Audited Fiscal Year-end Results

And Provides Operational Update

•	Fiscal 2012 EBITDA rises 69% to a record $851 million
•	Production Increases 27% for the year
•	Net debt to capitalization reduced to 39%
•	Proved reserves climb to 120 MMBOE, 71% liquids

HOUSTON – Aug. 8, 2012 – Energy XXI (NASDAQ: EXXI) (AIM: EXXI) today announced fiscal fourth-quarter and full-year financial and operating results for the period ended June 30, 2012, and provided an operational update.
For the 2012 fiscal fourth quarter, adjusted earnings before interest, taxes, depreciation, depletion and amortization (adjusted EBITDA) was a $223.1 million on revenues of $341.9 million, as volumes reached a record quarterly average of 47,600 barrels of oil equivalent per day (BOE/d), 68 percent of which was oil.  These results compare with 2011 fiscal fourth-quarter adjusted EBITDA of $165.9 million on revenues of $282.8 million and volumes of 42,100 BOE/d, up 34 percent, 21 percent and 13 percent, respectively.  Net income available for common shareholders in the 2012 fiscal fourth quarter totaled $78.3 million, or $0.93 per diluted share, compared with fiscal 2011 fourth-quarter net income available for common shareholders, excluding special items, of $26.8 million, or $0.36 per diluted share.
For the full fiscal year ended June 30, 2012, adjusted EBITDA reached a record $850.7 million, up 69 percent from the $504.5 million generated in fiscal 2011.  Fiscal 2012 net income available for common shareholders was $316.7 million, or $3.85 per diluted share, on revenues of $1.3 billion and production of 44,100 BOE/d.  These results compare with net income available for common shareholders for fiscal 2011 of $27.7 million, or $0.42 per diluted share, on revenues of $859.4 million and production of 34,600 BOE/d.
“Fiscal 2012 was a record year for production, EBITDA, net income and reserves,” Energy XXI Chairman and CEO John Schiller said.  “Our successful oil-focused development program drove these results, with the primary goal of generating substantial free cash flow to bolster the balance sheet.  Even with this low-risk approach, without the contribution of a single exploration well, we were able to replace nearly 120 percent of production and grow reserves 3 percent.  For fiscal 2013, we remain focused on growing oil production through the exploitation and development of our core assets while deploying 15 percent of our capital to exploration in the shallow waters of the Gulf of Mexico.”

Year-end Reserves
The company’s June 30, 2012 fiscal year-end proved reserves were estimated at 119.6 million barrels of oil equivalent (MMBOE), up 3 percent from the June 30, 2011 fiscal year-end reserves.   Energy XXI added 19.2 MMBOE of proved reserves primarily through discoveries, extensions of existing fields and revisions, while producing 16.1 MMBOE. The all-sources reserves replacement rate was 119 percent.
NSAI provided the year-end reserves estimates.  All of the company’s proved reserves are in the Gulf of Mexico or U.S. Gulf Coast, 68 percent are proved developed, 71 percent are oil and natural gas liquids, and 29 percent are natural gas.  The tables set forth below provide additional information relating to the company’s reserves, including cost-incurred data.
The following fiscal year-ended June 30, 2012 estimated proved, probable and possible reserves attributable to the company’s net interests in oil and gas properties were prepared by NSAI, in conjunction with in-house reservoir engineers.

June 30, 2012
	Oil	NGL’s	Gas	Equivalent	PV10%
	(MBBL)	(MBBL)	(MMCF)	(MBOE)	$(000	)1
Proved Developed Producing	49,444	1,654	68,275	62,477	2,526,175
Proved Developed Non-Producing	10,441	1,769	42,035	19,216	612,630
Proved Undeveloped	19,755	1,730	98,680	37,931	1,158,639
Proved Reserves	79,640	5,153	208,990	119,624	4,297,444
Probables	24,119	1,928	119,641	45,988	1,474,542
Proved + Probables	103,759	7,081	328,631	165,612	5,771,986
Possibles	12,373	1,195	160,840	40,374	876,390
Total Resources	116,132	8,276	489,471	205,986	6,648,376

 (1) Before tax, as of June 30, 2012, using prices of $95.67 per barrel of oil and $3.15 per MMBTU of gas, before differentials, based on the SEC-prescribed first-of-the-month average prices for the preceding 12 months.

Exploration and Development Activity
At the West Delta 73 field (100% WI / 83% NRI), the Rosebank well is online and producing 800 BOE/d net.  The well was completed in July but due to rig moves was not fully placed on production until the first week of August.  This well penetrated the F-40 sand and is producing approximately 85 percent oil.
The Don Tomas well at Main Pass (WI 100% / 78% NRI) has been successfully completed and is currently being tested.  As previously announced, initial logs indicated the well encountered 195 feet of net pay within the BA-4AA sand.  The company has also logged an additional 89 feet of net pay in the BA-4B and J-6 sands and will evaluate a second well up-dip to develop the additional pay sands.
At Grand Isle 16 (WI 100% / NRI 87%), the Pi development well has been completed and is testing.  The well encountered 400 feet of net pay, primarily oil, in multiple sands.  The well currently is being brought online with a flowing tubing pressure of 1,850 psi, which the company believes will allow production of approximately 1,200 BOE/d net.  At Grand Isle, the company expects to drill as many as six development wells and recomplete another five wells in the current fiscal year.

Capital Program Estimates
The company has received approval from its board of directors to proceed with a capital expenditure budget of $700 million for fiscal year 2013, which began July 1, 2012.  Drilling, completion and facilities for the company’s core assets account for $505 million of the total capital budget, with $322 million going toward exploration and development at the acquired ExxonMobil properties and $183 million allocated toward the exploration and development of the legacy assets.  Another $94 million is allocated to the ultra-deep exploration and development program.  The remainder of the capital budget is allocated to general and administrative, land and abandonment costs.

ENERGY XXI (BERMUDA) LIMITED
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In Thousands, except per share information)
(Unaudited)

As required under Regulation G of the Securities Exchange Act of 1934, provided below are reconciliations of net income to the following non-GAAP financial measure: Adjusted EBITDA. The company uses this non-GAAP measure as a key metric for the management of the company and to demonstrate the company's ability to internally fund capital expenditures and service debt.

	Quarter Ended June 30,		Year Ended June 30,
	2012	2011	2012	2011

Net Income as Reported	$81,155	$35,217	$335,827	$64,655

Total other expense	26,494	35,307	108,811	132,006
Depreciation, depletion and amortization	106,644	85,179	367,463	293,479
Duplicate June 2011 Insurance Expense	—	2,143	—	2,143
Income tax expense (benefit)	8,761	8,100	38,646	12,262

Adjusted EBITDA	$223,054	$165,946	$850,747	$504,545

Adjusted EBITDA Per Share
Basic	$2.83	$2.21	$11.00	$7.60
Diluted	$2.82	$2.21	$10.96	$7.59

Weighted Average Number of Common Shares Outstanding
Basic	78,840	74,986	77,310	66,356
Diluted	79,199	75,079	77,614	66,459

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED BALANCE SHEETS
(In Thousands, except share information)

	June 30,
ASSETS	2012	2011
Current Assets
Cash and cash equivalents	$117,087	$28,407
Accounts receivable
Oil and natural gas sales	126,107	126,194
Joint interest billings	3,840	4,526
Insurance and other	5,420	2,533
Prepaid expenses and other current assets	63,029	47,751
Derivative financial instruments	32,497	22
Total Current Assets	347,980	209,433
Property and Equipment
Oil and natural gas properties - full cost method of accounting, including $418.8 million and $467.3 million of unevaluated properties not being amortized at June 30, 2012 and 2011, respectively	2,698,213	2,545,336
Other property and equipment	9,533	8,201
Total Property and Equipment, net of accumulated depreciation, depletion, amortization and impairment	2,707,746	2,553,537
Other Assets
Derivative financial instruments	45,496	—
Deferred income taxes	—	2,411
Debt issuance costs, net of accumulated amortization and other assets	29,725	33,479
Total Other Assets	75,221	35,890
Total Assets	$3,130,947	$2,798,860
LIABILITIES
Current Liabilities
Accounts payable	156,959	$163,741
Accrued liabilities	118,818	111,157
Notes payable	22,211	19,853
Asset retirement obligations	34,457	19,624
Derivative financial instruments	—	50,259
Current maturities of long-term debt	4,284	4,054
Total Current Liabilities	336,729	368,688
Long-term debt, less current maturities	1,014,060	1,109,333
Deferred income taxes	104,280	—
Asset retirement obligations	266,958	303,618
Derivative financial instruments	—	70,524
Other liabilities	3,080	—
Total Liabilities	1,725,107	1,852,163
Stockholders’ Equity
Preferred stock, $0.001 par value, 7,500,000 and 2,500,000 shares authorized at June 30, 2012 and 2011, respectively
7.25% Convertible perpetual preferred stock, 8,000 shares issued and outstanding at June 30, 2012 and 2011, respectively	—	—
5.625% Convertible perpetual preferred stock, 814,117 and 1,050,000 shares issued and outstanding at June 30, 2012 and 2011, respectively	1	1
Common stock, $0.005 par value, 200,000,000 shares authorized and 79,147,340 and 76,203,574 shares issued and 78,837,697 and 76,202,921 shares outstanding at June 30, 2012 and 2011, respectively	396	381
Additional paid-in capital	1,501,785	1,479,959
Accumulated deficit	(153,945)	(465,160)
Accumulated other comprehensive income (loss), net of income taxes	57,603	(68,484)
Total Stockholders’ Equity	1,405,840	946,697
Total Liabilities and Stockholders’ Equity	$3,130,947	$2,798,860

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENTS OF INCOME
(In Thousands, except per share information)

	Quarter Ended June 30,		Year Ended June 30,
	2012	2011	2012	2011
	(unaudited)	(unaudited)
Revenues
Crude oil sales	$317,653	$240,603	$1,186,631	$719,683
Natural gas sales	24,293	42,178	116,772	139,687
Total Revenues	341,946	282,781	1,303,403	859,370

Costs and Expenses
Lease operating expense	87,201	85,622	310,815	239,478
Production taxes	2,414	1,205	7,261	3,336
Gathering and transportation	4,358	6,868	16,371	12,499
Depreciation, depletion and amortization	106,644	85,179	367,463	293,479
Accretion of asset retirement obligations	9,908	9,898	39,161	32,127
General and administrative expense	19,733	17,553	86,276	75,091
(Gain) Loss on derivative financial instruments	(4,722)	(2,168)	(7,228)	(5,563)
Total Costs and Expenses	225,536	204,157	820,119	650,447

Operating Income	116,410	78,624	483,284	208,923

Other Income (Expense)
Bridge loan commitment fees	—	—	—	(4,500)
Loss on retirement of debt	—	(4,472)	—	(21,855)
Interest income and other	(50)	22	71	198
Interest expense	(26,444)	(30,857)	(108,882)	(105,849)
Total Other Expense	(26,494)	(35,307)	(108,811)	(132,006)

Income Before Income Taxes	89,916	43,317	374,473	76,917

Income Tax Expense	8,761	8,100	38,646	12,262

Net Income	81,155	35,217	335,827	64,655
Induced Conversion of Preferred Stock	10	4,508	6,068	24,348
Preferred Stock Dividends	2,877	3,902	13,028	12,600
Net Income Available for Common Stockholders	$78,268	$26,807	$316,731	$27,707

Earnings per Share
Basic	$0.99	$0.36	$4.10	$0.42
Diluted	$0.93	$0.36	$3.85	$0.42

Weighted Average Number of Common Shares Outstanding
Basic	78,840	74,986	77,310	66,356
Diluted	87,278	75,079	87,208	66,459

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	Quarter Ended June 30,		Year Ended June 30,
	2012	2011	2012	2011
Cash Flows From Operating Activities	(unaudited)	(unaudited)
Net income	$81,155	$35,217	$335,827	$64,655
Adjustments to reconcile net income to net cash provided by (used in) operating activities:

Depreciation, depletion and amortization	106,644	85,179	367,463	293,479
Deferred income tax expense	8,760	8,007	38,796	12,169
Change in derivative financial instruments
Proceeds from sale of derivative instruments	—	—	66,522	42,577
Other – net	(15,598)	(11,060)	(52,155)	(37,047)
Accretion of asset retirement obligations	9,908	9,898	39,161	32,127
Amortization of debt discount and premium		—	—	(43,521)
Amortization and write-off of debt issuance costs and other	1,968	4,950	7,559	15,772
Stock-based compensation	1,168	1,317	11,760	4,443
Payment of interest in-kind		—	—	2,225
Changes in operating assets and liabilities
Accounts receivable	22,151	4,958	(4,995)	(49,745)
Prepaid expenses and other current assets	(20,769)	(21,711)	(15,890)	(13,272)
Settlement of asset retirement obligations	(8,427)	(19,819)	(14,990)	(73,974)
Accounts payable and accrued liabilities	32,372	67,081	6,456	137,837
Net Cash Provided by Operating Activities	219,332	164,017	785,514	387,725
Cash Flows from Investing Activities
Acquisitions	(189)	9,862	(6,401)	(1,012,262)
Capital expenditures	(176,482)	(91,037)	(570,670)	(281,233)
Insurance payments received		—	6,472	—
Proceeds from the sale of properties	(220)	37,956	2,750	38,431
Other	(2,188)	(39)	(1,744)	(8)
Net Cash Used in Investing Activities	(179,079)	(43,258)	(569,593)	(1,255,072)
Cash Flows from Financing Activities
Proceeds from the issuance of common and preferred stock, net of offering costs	192	22	9,839	562,112
Conversion of preferred stock to common	(11)	(1)	(6,040)	(11,957)
Dividends to shareholders	(8,393)	(3,987)	(18,682)	(12,313)
Proceeds from long-term debt	188,956	291,302	896,717	1,829,828
Payments on long-term debt	(189,513)	(411,339)	(1,008,300)	(1,456,190)
Debt issuance costs		(1,470)	—	(29,614)
Other	79	15	(775)	(336)
Net Cash Provided by (Used in) Financing Activities	(8,690)	(125,458)	(127,241)	881,530

Net Increase (Decrease) in Cash and Cash Equivalents	31,563	(4,699)	88,680	14,183

Cash and Cash Equivalents, beginning of period	85,524	33,106	28,407	14,224

Cash and Cash Equivalents, end of period	$117,087	$28,407	$117,087	$28,407

	Year Ended June 30,
Operating Highlights	2012	2011	2010	2009	2008
	(In Thousands, Except per Unit Amounts)
Operating revenues
Crude oil sales	$1,186,193	$777,869	$383,928	$278,014	$484,552
Natural gas sales	88,608	101,815	69,399	113,156	237,628
Hedge gain (loss)	28,602	(20,314)	45,604	42,660	(78,948)
Total revenues	1,303,403	859,370	498,931	433,830	643,232
Percent of operating revenues from crude oil
Prior to hedge gain (loss)	93%	88%	85%	71%	67%
Including hedge gain (loss)	91%	84%	78%	68%	62%
Operating expenses
Lease operating expense
Insurance expense	28,521	27,876	27,603	19,188	18,218
Workover and maintenance	56,413	33,095	19,630	15,930	22,397
Direct lease operating expense	225,881	178,507	95,379	87,032	102,244
Total lease operating expense	310,815	239,478	142,612	122,150	142,859
Production taxes	7,261	3,336	4,217	5,450	8,686
Gathering and transportation	16,371	12,499	—	—	—
Depreciation, depletion and amortization	367,463	293,479	181,640	217,207	307,389
Impairment of oil and gas properties	—	—	—	576,996	—
General and administrative	86,276	75,091	49,667	24,756	26,450
Other – net	31,933	26,564	18,748	4,488	14,248
Total operating expenses	820,119	650,447	396,884	951,047	499,632
Operating income (loss)	$483,284	$208,923	$102,047	$(517,217)	$143,600
Sales volumes per day
Natural gas (MMcf)	81.5	67.2	42.6	47.9	75.7
Crude oil (MBbls)	30.5	23.4	14.7	11.4	13.5
Total (MBOE)	44.1	34.6	21.8	19.3	26.2
Percent of sales volumes from crude oil	69%	68%	67%	59%	52%
Average sales price
Natural gas per Mcf	$2.97	$4.15	$4.47	$6.48	$8.57
Hedge gain per Mcf	0.94	1.54	2.68	1.60	0.34
Total natural gas per Mcf	$3.91	$5.69	$7.15	$8.08	$8.91

Crude oil per Bbl	$106.17	$90.95	$71.73	$67.06	$97.72
Hedge gain (loss) per Bbl	0.04	(6.80)	0.75	3.56	(17.82)
Total crude oil per Bbl	$106.21	$84.15	$72.48	$70.62	$79.90
Total hedge gain (loss) per BOE	$1.77	$(1.61)	$5.74	$6.04	$(8.24)
Operating revenues per BOE	$80.74	$67.98	$62.83	$61.47	$67.16
Operating expenses per BOE
Lease operating expense
Insurance expense	1.77	2.21	3.48	2.72	1.90
Workover and maintenance	3.49	2.62	2.47	2.26	2.34
Direct lease operating expense	13.99	14.12	12.01	12.33	10.68
Total lease operating expense per BOE	19.25	18.95	17.96	17.31	14.92
Production taxes	0.45	0.26	0.53	0.77	0.91
Impairment of oil and gas properties	—	—	—	81.75	—
Gathering and transportation	1.01	0.98	—	—	—
Depreciation, depletion and amortization	22.76	23.22	22.87	30.78	32.09
General and administrative	5.34	5.94	6.25	3.51	2.76
Other – net	1.98	2.10	2.36	0.64	1.49
Total operating expenses per BOE	50.79	51.45	49.97	134.76	52.17
Operating income (loss) per BOE	$29.95	$16.53	$12.86	$(73.29)	$14.99

	Quarter Ended
	June 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011
Operating Highlights
	(In Thousands, Except per Unit Amounts)
Operating revenues
Crude oil sales	$314,639	$315,723	$306,064	$249,767	$270,252
Natural gas sales	19,657	19,154	21,659	28,138	31,875
Hedge gain (loss)	7,650	1,119	12,855	6,978	(19,346)
Total revenues	341,946	335,996	340,578	284,883	282,781
Percent of operating revenues from crude oil
Prior to hedge gain (loss)	94%	94%	93%	90%	89%
Including hedge gain (loss)	92%	93%	91%	87%	85%
Operating expenses
Lease operating expense
Insurance expense	6,825	7,138	7,096	7,462	8,814
Workover and maintenance	21,070	15,885	12,805	6,653	17,251
Direct lease operating expense	59,306	55,424	54,233	56,918	59,557
Total lease operating expense	87,201	78,447	74,134	71,033	85,622
Production taxes	2,414	1,499	1,174	2,174	1,205
Gathering and transportation	4,358	2,465	3,395	6,153	6,868
DD&A	106,644	88,448	87,568	84,803	85,179
General and administrative	19,733	25,075	22,147	19,321	17,553
Other – net	5,186	13,257	14,174	(684)	7,730
Total operating expenses	225,536	209,191	202,592	182,800	204,157
Operating income	$116,410	$126,805	$137,986	$102,083	$78,624
Sales volumes per day
Natural gas (MMcf)	92.5	83.7	72.8	77.0	83.0
Crude oil (MBbls)	32.2	31.4	30.6	28.0	28.3
Total (MBOE)	47.6	45.3	42.7	40.8	42.1
Percent of sales volumes from crude oil	68%	69%	72%	69%	67%

Average sales price
Natural gas per Mcf	$2.34	$2.52	$3.23	$3.97	$4.22
Hedge gain per Mcf	0.55	0.54	1.43	1.39	1.37
Total natural gas per Mcf	$2.89	$3.06	$4.66	$5.36	$5.59
Crude oil per Bbl	$107.34	$110.54	$108.80	$97.11	$105.12
Hedge gain (loss) per Bbl	1.03	(1.05)	1.17	(1.11)	(11.53)
Total crude oil per Bbl	$108.37	$109.49	$109.97	$96.00	$93.59
Total hedge gain (loss) per BOE	$1.77	$0.27	$3.27	$1.86	$(5.05)

Operating revenues per BOE	$78.90	$81.43	$86.67	$75.91	$73.85
Operating expenses per BOE
Lease operating expense
Insurance expense	1.57	1.73	1.81	1.99	2.30
Workover and maintenance	4.86	3.85	3.26	1.77	4.51
Direct lease operating expense	13.68	13.43	13.80	15.17	15.55
Total lease operating expense per BOE	20.11	19.01	18.87	18.93	22.36
Production taxes	0.56	0.36	0.30	0.58	0.31
Gathering and transportation	1.01	0.60	0.86	1.64	1.79
DD&A	24.61	21.44	22.28	22.60	22.24
General and administrative	4.55	6.08	5.64	5.15	4.58
Other – net	1.20	3.22	3.60	(0.18)	2.01
Total operating expenses per BOE	52.04	50.71	51.55	48.72	53.29
Operating income per BOE	$26.86	$30.72	$35.12	$27.19	$20.56

ENERGY XXI (BERMUDA) LIMITED
CONSOLIDATED COSTS INCURRED, CAPITAL EXPENDITURES AND PROVED RESERVES
(Unaudited)
	Year Ended June 30,
	2012	2011	2010
	(In Thousands)
Oil and Gas Activities
Exploration costs	$183,397	$98,133	$51,030
Development costs	383,495	180,191	92,949
Total	566,892	278,324	143,979
Administrative and Other	3,778	2,909	1,133
Total capital expenditures	570,670	281,233	145,112
Property acquisitions
Proved	6,401	722,551	250,795
Unproved	—	289,711	42,242
Total acquisitions	6,401	1,012,262	293,037
Asset retirement obligations, insurance proceeds and other – net	(55,399)	205,702	17,996
Total costs incurred	$521,672	$1,499,197	$456,145

	Crude Oil	Natural Gas	Total
	(MBbls)	(MMcf)	(MBOE)
Proved reserves at June 30, 2009	30,873	133,415	53,109
Production	(5,352)	(15,534)	(7,941)
Extensions and discoveries	698	5,637	1,638
Revisions of previous estimates	3,643	7,403	4,877
Purchases of minerals in place	17,621	37,862	23,931
Proved reserves at June 30, 2010	47,483	168,783	75,614
Production	(8,553)	(24,533)	(12,642)
Extensions and discoveries	3,056	39,555	9,649
Revisions of previous estimates	2,155	(43)	2,148
Reclassification of proved undeveloped	(2,917)	(4,579)	(3,681)
Purchases of minerals in place	37,115	97,591	53,380
Sales of reserves	(1,133)	(40,458)	(7,876)
Proved reserves at June 30, 2011	77,206	236,316	116,592
Production	(11,172)	(29,824)	(16,143)
Extensions and discoveries	11,444	27,821	16,081
Revisions of previous estimates	9,098	(23,281)	5,217
Reclassification of proved undeveloped	(1,783)	(2,042)	(2,123)
Proved reserves at June 30, 2012	84,793	208,990	119,624

Proved developed reserves
June 30, 2009	20,183	82,432	33,922
June 30, 2010	36,970	93,610	52,572
June 30, 2011	59,234	134,024	81,572
June 30, 2012	63,308	110,810	81,693

Proved undeveloped reserves
June 30, 2009	10,690	50,983	19,187
June 30, 2010	10,513	75,173	23,042
June 30, 2011	17,972	102,292	35,020
June 30, 2012	21,485	98,680	37,931

Conference Call Tomorrow, Aug. 9, at 9 a.m. CDT, 3 p.m. London Time
Energy XXI will host its year-end conference call tomorrow, Aug. 9, at 9 a.m. CDT (3 p.m. London time). The dial-in numbers are 1 (631) 813-4724 (U.S.) and (0) 80 0032 3836 (U.K.), and the confirmation code is 98235588. For complete instructions on how to actively participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.EnergyXXI.com.

Copies of Annual Report
A copy of the company's annual report will be posted to shareholders in due course and a copy will be available on the company's website at www.EnergyXXI.com.

Forward-Looking Statements
All statements included in this release relating to future plans, projects, events or conditions and all other statements other than statements of historical fact included in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions, including changes in long-term oil and gas prices or other market conditions affecting the oil and gas industry, reservoir performance, the outcome of commercial negotiations and changes in technical or operating conditions, among others, that could cause actual results, including project plans and related expenditures and resource recoveries, to differ materially from those described in the forward-looking statements. Energy XXI assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Competent Person Disclosure
The technical information contained in this announcement relating to operations adheres to the standard set by the Society of Petroleum Engineers. Bobby Poirrier Jr., Vice President of Corporate Development, a registered Petroleum Engineer, is the qualified person who has reviewed and approved the technical information contained in this announcement.

About the Company
Energy XXI is an independent oil and natural gas exploration and production company whose growth strategy emphasizes acquisitions, enhanced by its value-added organic drilling program. The company’s properties are located in the U.S. Gulf of Mexico waters and the Gulf Coast onshore.  Seymour Pierce is Energy XXI’s listing broker in the United Kingdom.  To learn more, visit the Energy XXI website at www.EnergyXXI.com.

Glossary

Barrel – unit of measure for oil and petroleum products, equivalent to 42 U.S. gallons.

BOE – barrels of oil equivalent, used to equate natural gas volumes to liquid barrels at a general conversion rate of 6,000 cubic feet of gas per barrel.

BOE/d – barrels of oil equivalent per day.

Field – an area consisting of a single reservoir or multiple reservoirs all grouped on, or related to, the same individual geological structural feature or stratigraphic condition. The field name refers to the surface area, although it may refer to both the surface and the underground productive formations.

MBBL – thousand barrels of oil.

MBOE – thousand barrels of oil equivalent.

CF – thousand cubic feet of gas.

MMBOE – million barrels of oil equivalent.

MMBTU – million British thermal units.

MMCF – million cubic feet of gas.

PV10 – the estimated present value of the resource, discounted at a 10 percent annual rate.

Enquiries of the Company

Energy XXI
Stewart Lawrence
Vice President, Investor Relations and Communications
713-351-3006
slawrence@energyxxi.com
Greg Smith
Director, Investor Relations
713-351-3149
gsmith@energyxxi.com

Seymour Pierce
Nominated Adviser: Jonathan Wright
Corporate Broking: Richard Redmayne
Tel: +44 (0) 20 7107 8000

Pelham Bell Pottinger
James Henderson
jhenderson@pelhambellpottinger.co.uk
Mark Antelme
mantelme@pelhambellpottinger.co.uk
+44 (0) 20 7861 3232
Pelham Bell Pottinger
James Henderson
jhenderson@pelhambellpottinger.co.uk
Mark Antelme
mantelme@pelhambellpottinger.co.uk
+44 (0) 20 7861 3232